Exhibit G
                     (Purchaser Shareholder)

                    Name
Aries Group
               Chana Kurtzman
               Cipora Lavut
               Zvi Kurtzman
               Allan Lavut
               Yoram Hanik
               Arthur Schwartz
               Steve Veen